Exhibit 10.1

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT NO. 8 TO COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 8 to the Collaboration and License Agreement (“Amendment”) is made and entered into by and between Kyowa Kirin Co., Ltd. (formerly, Kyowa Hakko Kirin Co., Ltd.), a company organized and existing under the laws of Japan, with an address at 1-9-2 Otemachi, Chiyoda-ku, Tokyo, 100-0004, Japan (“KHK”) and Ultragenyx Pharmaceutical Inc., a company organized and existing under the laws of the State of Delaware, with an address at 60 Leveroni Court, Novato, California 94949, USA (“UGNX”).

RECITALS

A.

WHEREAS, KHK and UGNX entered into a Collaboration and License Agreement effective as of August 29, 2013, an Amendment No. 1 to Collaboration and License Agreement effective as of August 24, 2015, an Amendment No. 2 to Collaboration and License Agreement effective as of November 28, 2016, an Amendment No. 3 to Collaboration and License Agreement effective as of September 29, 2017, an Amendment No. 4 to Collaboration and License Agreement effective as of January 29, 2018, an Amendment No. 5 to Collaboration and License Agreement effective as of April 30, 2018, an Amendment No. 6 to Collaboration and License Agreement effective as of February 1, 2019 and an Amendment No. 7 to Collaboration and License Agreement effective as of December 5, 2018 (collectively, the “Collaboration Agreement”).

B.	WHEREAS, both Parties wish to further amend the Collaboration Agreement as set forth below.

C.	NOW, THEREFORE, in consideration of the mutual covenants and premises herein contained, the Parties agree as follows:

1.	This Amendment shall be effective as of July 4, 2019 (the “Amendment Effective Date”).

2.	Any capitalized terms that are not defined in this Amendment will have their respective meanings set forth in the Collaboration Agreement.

3.	A new Sections 4.9.3.1, 4.9.3.2 and 4.9.3.3 shall be added that provides as follows:

“ 4.9.3.1  Pre-filled Syringe. In accordance with Section 4.9.3, the Parties agree that pre-filled syringe Licensed Products (the “Pre-filled Syringe”) will be Developed for obtaining Marketing Approval in the U.S. and the European Core Territory. KHK shall be responsible for performing (i) CMC activities including manufacturing, stability, tech transfer and lab study, and (ii) clinical and regulatory activities necessary to obtain the regulatory approval for the Pre-filled Syringe in the European Core Territory, in accordance with the attached Exhibit A. [***] shall bear the costs in connection with such activities including [***]. Up and until the Profit Share Transition Date, UGNX shall be responsible for performing certain clinical and regulatory activities necessary to obtain the Marketing Approval for the Pre-filled Syringe in the U.S., including the Human Factor Engineering (HFE) study, in accordance with the attached Exhibit A (the “UGNX Activities”). For the avoidance of doubt, the Parties acknowledge and agree that the UGNX Activities as of the Amendment Effective Date do not include any clinical bridging study. In the case a clinical bridging study is required in the US, the Parties shall discuss in good faith with regards to the responsibilities and cost allocations for such study. UGNX shall bear the same responsibilities and obligations to the UGNX Activities as UGNX bears in Articles 4 and 5 of the Collaboration Agreement. UGNX and KHK shall [***] the costs in connection with the UGNX Activities including [***]. The timeline of the Pre-filled Syringe Development in the U.S. (the “Timeline”) is attached hereto as Exhibit B.  In the event any of the UGNX Activities need to continue beyond the Profit Share Transition Date, the Parties shall separately discuss and agree upon development and cost-sharing of such continued activities.

4.9.3.2

Revised Plan. In case of a major change in budget of the UGNX Activities (exceeding [***] of the approved budget), or a major change in the Timeline ([***]), the JSC shall review and approve the revised budget, Timeline or Pre-filled Syringe Development plan in the U.S. The JSC’s decision will be made in accordance with Section 3.5, provided that [***] will have the authority to make the final decision with regards to [***], other than the [***].

4.9.3.3

Development in Canada. In case both Parties agree to Develop Pre-filled Syringe in Canada, the Parties may seek Marketing Approval of Pre-filled Syringe in Canada. In such case the responsibilities and cost allocations of the Parties for Canada will follow that of the U.S. as described in Sections 4.9.3.1 and 4.9.3.2.

4.	Except as expressly provided in this Amendment, all other terms, conditions and provisions of the Collaboration Agreement shall continue in full force and effect as provided therein.

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 8 to Collaboration and License Agreement to be effective as of the Amendment Effective Date.

KYOWA KIRIN CO., LTD.		ULTRAGENYX PHARMACEUTICAL INC.

By:	/s/ Yasuo Fujii	By:	/s/ Thomas Kassberg
Name:	Yasuo Fujii	Name:	Thomas Kassberg
Title:	Director, Business Development Dept.	Title:	Chief Business Officer

Exhibit A

[***]

Exhibit B

[***]

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